UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  January 3, 2012

3D SYSTEMS CORPORATION
(Exact name of Registrant as Specified in its Charter)

Delaware	1-34220	95-4431352
(State or other jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

333 Three D Systems Circle Rock Hill, South Carolina, 29730
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (803) 326-3900

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[   ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

Completion of Acquisition of Z Corporation and Vidar Systems Corporation

On January 3, 2012, the registrant completed the acquisition of all of the outstanding capital stock of Z Corporation, a Massachusetts corporation ("Z Corp"), and Vidar Systems Corporation, a Virginia corporation ("Vidar"), from Contex Group A/S (the "Seller"), a subsidiary of Ratos AB, on a debt-free basis for a purchase price of $135.5 million in cash, net of cash received and subject to final closing adjustments.

On November 21, 2011, the registrant along with its principal U.S. operating subsidiary, 3D Systems, Inc., a California corporation ("3D California"), entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") in connection with such acquisition. In addition to the purchase price, which was subject to certain adjustments provided for in the Stock Purchase Agreement, the Seller was entitled to retain any cash at the time of closing held by Z Corp and Vidar except for an agreed-upon amount of cash to be included in not less than $6.6 million of working capital of Z Corp and Vidar which was delivered to the registrant at the closing of the acquisition.

The Stock Purchase Agreement contains covenants, representations and warranties among the parties that the registrant believes to be customary. The parties also agreed to certain non-competition and non-solicitation obligations that are effective for five years from the closing of the acquisition, and the Stock Purchase Agreement sets forth various indemnity obligations, including an obligation of the Seller to indemnify the registrant and its affiliates against losses suffered by them from, among other things, breaches of representations, warranties and covenants, subject to certain limitations set forth in the Stock Purchase Agreement.

The Board of Directors of the registrant approved the acquisition. Neither the Seller nor Ratos AB was a party to any relationship or transaction with the registrant, any director or officer of the registrant or any associate of any such director or officer prior to the execution of the Stock Purchase Agreement.

The registrant believes that the combination of Z Corp's and Vidar's products and services with the registrant's complementary 3D content-to-print solutions will position the registrant for accelerated growth in the 3D content-to-print space. The registrant views the acquisition as an opportunity to fill performance and price gaps with complementary products and technology while doubling its reseller coverage globally. On a combined basis, Z Corp and Vidar generated approximately $58 million of revenue for the twelve months ended June 30, 2011, with a combined gross profit margin of 55%. The registrant incurred one-time professional M&A expenses in the range of $2.25 to $2.75 million during the fourth quarter of 2011 related to completion of all of its acquisition activities.

The representations, warranties and covenants contained in the Stock Purchase Agreement were made only for purposes of the Stock Purchase Agreement and were solely for the benefit of the parties to the Stock Purchase Agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the negotiation and execution of the Stock Purchase Agreement. The representations and warranties may have been made for the purpose of allocating contractual risk between the parties to the Stock Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality or knowledge applicable to the contracting parties that differ from those applicable to investors. Investors should not rely upon the representations, warranties, or covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Seller, the registrant, 3D California or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Stock Purchase Agreement, which subsequent information may or may not be fully reflected in the registrant's public disclosures.

The foregoing description of the Stock Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by the terms and conditions of the Stock Purchase Agreement, which was filed as Exhibit 2.1 to the Form 8-K previously filed on November 22, 2011 and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

Pursuant to Regulation FD, the registrant hereby furnishes the information contained in the press release issued on January 3, 2011 attached as Exhibit 99.1 to this Current Report on Form 8-K, which information is incorporated into this Item 7.01 by this reference.

The information in this Current Report on Form 8-K under this Item 7.01, as well as Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing. The furnishing of this report is not intended to constitute a determination by the registrant that the information is material or that the dissemination of the information is required by Regulation FD.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The financial statements required by this Item 9.01 of Form 8-K, with respect to the acquisition described in Item 2.01 herein, will be filed by amendment no later than 71 days after the date on which this Current Report on Form 8-K was required to be filed pursuant to Item 2.01.

(b)	Pro Forma Financial Information.

The pro forma financial information required by this Item 9.01 of Form 8-K, with respect to the acquisition described in Item 2.01 herein, will be filed by amendment no later than 71 days after the date on which this Current Report on Form 8-K was required to be filed pursuant to Item 2.01.

(d)	Exhibits.

	99.1	Press Release dated January 3, 2012 regarding completion of acquisition of Z Corporation and Vidar Systems Corporation

Forward-Looking Statements

Certain statements made in this Form 8-K that are not statements of historical or current facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the registrant to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. In addition to statements that explicitly describe such risks and uncertainties, readers are urged to consider statements in the conditional or future tenses or that include terms such as "believes," "belief," "expects," "estimates," "intends," "anticipates" or "plans" to be uncertain and forward-looking. Forward-looking statements may include comments as to the registrant's beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside the control of the registrant. The factors described under the headings "Forward-Looking Statements," "Cautionary Statements and Risk Factors," and "Risk Factors" in the registrant's periodic filings with the Securities and Exchange Commission, as well as other factors, could cause actual results to differ materially from those reflected or predicted in forward-looking statements.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3D SYSTEMS CORPORATION
Date: January 3, 2012
	By:	/s/ ROBERT M. GRACE, JR.
	Name:	Robert M. Grace, Jr.
	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release dated January 3, 2012 regarding completion of acquisition of Z Corporation and Vidar Systems Corporation